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                                                                    EXHIBIT 23.3

                        CONSENT OF INDEPENDENT AUDITORS


     We hereby consent to the use in this Registration Statement on Form S-4 of our report, dated March 2, 1998 relating to the financial statements of the Outdoor Advertising Division of Unisign Corporation, Inc., which appears in the Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


                                         /s/  MCGRAIL MERKEL QUINN &
                                        ASSOCIATES

                                        ----------------------------------------
                                           McGrail Merkel Quinn & Associates

Scranton, Pennsylvania

October 14, 1998